UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2007

GREAT CHINA INTERNATIONAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

0-23015
(Commission File No.)

Nevada	87-0450232
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)

C Site 25-26F Presidential Building, No. 69 Heping North Street
Heping District, Shenyang 110003, Peoples Republic of China
(Address of principal executive offices)

0086-24-2281388
(Registrant’s telephone number)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

Great China International Holdings, Inc. (the “Company”), filed a report on Form 8-K on August 9, 2007, reporting that the Company, through its wholly-owned subsidiary, Silverstrand International Holdings Limited (“Silverstrand”), completed the acquisition of all of the issued share capital of Loyal Best Property Development Limited (“Loyal Best”), a Hong Kong limited company, from Gentle Knight Limited (“GKL”), an unrelated third party.

Loyal Best is the sole owner of an entity called Shenyang Loyal Best Hunnan Property Development Limited (“Shenyang Loyal Best”), a wholly owned foreign enterprise that is a party to a Confirmation Letter of Auction with respect to a parcel of land located at the center area of Hunnan New Zone in the city of Shenyang, China (the “Project”).

Effective August 7, 2008, Silverstrand completed the acquisition of the Loyal Best shares from GKL in consideration for US$4,010,000. In connection with the transaction, Silverstrand purchased from the directors of Loyal Best at a total price of US$20,500,000, all of the director loan notes issued by Loyal Best in the aggregate principal amount of US$20,000,000, which were used to make Shenyang Loyal Best’s land transfer fee payment on the Project of US$20,000,000.

This amendment to the original report filed by the Company is filed to present certain financial information pertaining to the acquisition.

Item 9.01	Financial Statements and Exhibits

The following financial statements of Loyal Best Property Development Limited (a development stage company) and related proforma financial information are included in this filing.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Great China International Holdings, Inc.

Date: August 8, 2008	By:	/s/ Jiang Peng
Jiang Peng, Chairman of the Board

3

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders of
Loyal Best Property Development Limited and subsidiary,

We have audited the accompanying consolidated balance sheet of Loyal Best Property Development Limited and subsidiary, a developing stage company, as of June 30, 2007, and the related consolidated statements of operation, stockholders' equity, and cash flows for the year ended June 30, 2007. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Loyal Best Property Development Limited and subsidiary, as of June 30, 2007, and the consolidated results of their operations and their consolidated cash flows for the periods ended June 30, 2007, in conformity with U.S. generally accepted accounting principles.

The Company’s consolidated financial statements are prepared using generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The company has accumulated deficit of $205,943 as of June 30, 2007. These factors as discussed in Note 7 to the financial statements raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 7. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Kabani & Company, Inc.
Certified Public Accountants

Los Angeles, California
December 31, 2007

LOYAL BEST PROPERTY DEVELOPMENT LIMITED AND SUBSIDIARY
CONSOLIDATED BALANCE SHEET
(A DEVELOPMENT STAGE COMPANY)
JUNE 30, 2007

ASSETS

Current assets:
Cash and equivalents	$87,499
Other receivable	17,315

Total current assets	104,813

Deposit	20,242,739

Construction in progress	61,019

Total assets	$20,408,572

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accrued expenses	$2,556
Loan from related parties	20,338,082

Total current liabilities	20,340,638

Stockholders' equity:
Share capital, 10,000 authorized, issued and outstanding, $0.1282 par value	1,282
Other comprehensive income	272,595
Accumulated deficit	(205,943)

Total stockholders' equity	67,934

Total liabilities and stockholders' equity	$20,408,572

The accompanying notes are integral part of these consolidated financial statements.

LOYAL BEST PROPERTY DEVELOPMENT LIMITED AND SUBSIDIARY
CONSOLIDATED STATEMENT OF OPERATION AND OTHER COMPREHENSIVE INCOME
(A DEVELOPMENT STAGE COMPANY)
FOR THE PERIODS ENDED JUNE 30, 2007

Revenue	$--

Cost of revenue	--

Operation expenses
General and administrative expenses	74,338

Loss from operations	(74,338)

Other expense (income)
Interest income	(9,279)
Interest expense	140,579
Others	305

Total other income	131,605

Net loss	(205,943)

Other comprehensive income:
Foreign currency translation adjustment	272,595

Net comprehensive income	$66,652

Net loss per share
Basic & diluted	$(21)

Weighted average number of shares outstanding:
Basic & diluted	10,000

The accompanying notes are integral part of these consolidated financial statements.

LOYAL BEST PROPERTY DEVELOPMENT LIMITED AND SUBSIDIARY
CONSOLIDATED STATEMENT OF CASH FLOW
(A DEVELOPMENT STAGE COMPANY)
FOR THE PERIODS ENDED JUNE 30, 2007

Cash flows from operating activities:
Net loss	$(205,943)
Changes in assets:
Increase in assets and liabilities:
Deposit	(20,242,739)
Other receivable	(17,315)
Accrued expenses	2,556

Net cash provided by operating activities	(20,463,441)

Cash flows from financing activities:
Loan from related parties	20,338,082
Proceeds from stock issuance	1,282

Net cash provided by financing activities	20,339,364

Cash flows from investing activities:
Payment to construction in progress	(59,535)

Effect of exchange differences	271,111

Net increase (decrease) in cash and cash equivalents	87,499

Cash and cash equivalents, beginning of period	--

Cash and cash equivalents, end of period	$87,499

Supplemental disclosures of cash flow information:
Interest paid	$--

Income taxes	$--

The accompanying notes are integral part of these consolidated financial statements.

LOYAL BEST PROPERTY DEVELOPMENT LIMITED AND SUBSIDIARY
CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY
(A DEVELOPMENT STAGE COMPANY)
FOR THE PERIODS ENDED JUNE 30, 2007

	Common Stock		Other Comprehensive	Accumulated	Shareholder's
	Shares	Amount	Income	Deficit	Equity
Balance, January 05, 2007	--	$--	$--	$--	--

Stock issuance for capital	10,000	1,282	--	--	1,282

Net loss for the period ended June 30, 2007	--	--	--	(205,943)	(205,943)

Exchange gain	--	--	272,595	--	272,595

Balance, June 30, 2007	10,000	$1,282	$272,595	$(205,943)	$67,934

The accompanying notes are integral part of these consolidated financial statements.

LOYAL BEST PROPERTY DEVELOPMENT LIMITED AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	Description of business

Nature of organization

Loyal Best Property Development Limited (“Loyal Best”) was incorporated on January 5, 2007 in Hong Kong Special Administrative Region (“HK”), in the People’s Republic of China (“PRC”) with an authorized capital of USD $1,282. The authorized shares are 10,000 with $0.1282 par value.

Shenyang Loyal Best Hunnan Property Development Limited (“Shenyang Loyal Best”) was incorporated on January 8, 2007 in Shenyang, Liaoning Province, the PRC with an authorized capital of USD $29,990,000. Shenyang Loyal Best is a foreign enterprise wholly owned by Loyal Best. The business scope is development, construction and sales of residential real estates.

2.	Summary of significant accounting policies

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Company’s functional currency is the Chinese Renminbi (CNY); however the accompanying consolidated financial statements have been translated and presented in United States Dollars ($) on the basis set forth below.

Loyal Best is a development stage company in the real estate industry and plans to development, construction and sales of residential real estates. The accounting policies of the Company are in accordance with generally accepted accounting principles and conform to the standards applicable to development stage companies.

The following is a summary of significant accounting policies:

Principles of Consolidation – The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary. All significant inter-company transactions and balances within the Company are eliminated in consolidation.

Cash and equivalents – The Company considers all highly liquid debt instruments purchased with maturity period of three months or less to be cash equivalents. The carrying amounts reported in the accompanying consolidated balance sheet for cash and cash equivalents approximate their fair value. Substantially all of the Company’s cash is held in the PRC and HK and are not protected by FDIC or any other form of insurance.

Revenue Recognition

Real estate sales

Real estate sales will be reported in accordance with the provisions of SFAS No. 66, “Accounting for Sales of Real Estate”. Profit from the sales of development properties, less 5% business tax, will be recognized by the full accrual method when the sale is consummated. A sale will be not considered consummated until (1) the parties are bound by the terms of a contract, (2) all consideration has been exchanged, (3) any permanent financing of which the seller is responsible has been arranged, (4) all conditions precedent to closing have been performed, (5) the seller does not have substantial continuing involvement with the property, and (6) the usual risks and rewards of ownership have been transferred to the buyer. Sales transactions not meeting all the conditions of the full accrual method are accounted for using the deposit method of accounting. Under the deposit method, all costs are capitalized as incurred, and payments received from the buyer are recorded as a deposit liability. Real estate rental income, less 5% business tax, is recognized on the straight-line basis over the terms of the tenancy agreements.

For land sales, the Company recognize the revenue when title of the land development right is transferred and collectability is assured.

For the reimbursement on infrastructure costs, the Company recognizes the income (loss), which is at the fair market value agreed between the Company and the PRC government, when they enter into a binding agreement with the government agreeing on the reimbursement.

LOYAL BEST PROPERTY DEVELOPMENT LIMITED AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Real Estate Capitalization and Cost Allocation

Real estate held for development or sale consists of residential and commercial units under construction and units completed. Construction in progress includes costs associated in development and construction of the Olympic Center project.

Real estate held for development or sale is stated at cost or estimated net realizable value, whichever is lower. Costs include land and land improvements, direct construction costs and development costs, including predevelopment costs, interest on indebtedness, real estate taxes, insurance, construction overhead and indirect project costs. Selling and advertising costs are expensed as incurred. Total estimated costs of multi-unit developments are allocated to individual units based upon specific identification methods.

If the real estate is determined to be impaired, it will be written down to its fair market value. Real estate held for development or sale costs include the cost of land use rights, land development and home construction costs, engineering costs, insurance costs, wages, real estate taxes, and interest related to development and construction. All costs are accumulated by specific projects and allocated to residential and commercial units within the respective projects. The Company leases the land for the residential unit sites under land use rights with various terms from the government of the PRC. The Company evaluates the carrying value for impairment based on the undiscounted future cash flows of the assets. Write-downs of inventory deemed impaired would be recorded as adjustments to the cost basis.

No depreciation is provided for construction in progress.

Capitalization of Interest

In accordance with SFAS 34, interest incurred during construction is capitalized to construction in progress. All other interest is expensed as incurred. During the year ended December 31, 2007, the Company did not have any construction therefore no interest was capitalized.

Foreign currencies - The Company’s principal country of operations is in PRC. The financial position and results of operations of the Company are determined using the local currency (“Renminbi” or “Yuan”) as the functional currency. The results of operations denominated in foreign currency are translated at the average rate of exchange during the reporting period.

Assets and liabilities of the Company have been translated at year- end exchange rates, while revenues and expenses have been translated at average exchange rates in effect during the year. Resulting cumulative translation adjustments have been recorded as other comprehensive income (loss) as a separate component of stockholders' equity.

Equity denominated in the functional currency is translated at the historical rate of exchange at the time of capital contribution. All translation adjustments resulting from the translation of the financial statements into the reporting currency (“US Dollars”) are dealt with as an exchange fluctuation reserve in shareholders’ equity.

Earnings Per Share – Basic earnings per share is computed by dividing net income by the weighted-average number of common shares outstanding during the period. Diluted earnings per share is computed by dividing net income by the weighted-average number of common shares and dilutive potential common shares outstanding during the period.

As of June 30, 2007, there were no outstanding securities or other contracts to issue common stock, such as options, warrants or conversion rights, which would have a dilutive effect on earnings per share as the effect of options outstanding at that time was anti- dilutive.

Use of estimates – The preparation of financial statements in accordance with generally accepted accounting principles require management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

LOYAL BEST PROPERTY DEVELOPMENT LIMITED AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Recent accounting pronouncements – In September 2006, FASB issued SFAS 157 ‘Fair Value Measurements’. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The management is currently evaluating the effect of this pronouncement on financial statements.

In September 2006, FASB issued SFAS 158 ‘Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans—an amendment of FASB Statements No. 87, 88, 106, and 132(R)’ This Statement improves financial reporting by requiring an employer to recognize the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. However, an employer without publicly traded equity securities is required to disclose the following information in the notes to financial statements for a fiscal year ending after December 15, 2006, but before June 16, 2007, unless it has applied the recognition provisions of this Statement in preparing those financial statements:

a.     A brief description of the provisions of this Statement

b.     The date that adoption is required

c.     The date the employer plans to adopt the recognition provisions of this Statement, if earlier.

The requirement to measure plan assets and benefit obligations as of the date of the employer’s fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008. The management is currently evaluating the effect of this pronouncement on financial statements.

In February 2007, FASB issued FASB Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities. FAS 159 is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted subject to specific requirements outlined in the new Statement. Therefore, calendar-year companies may be able to adopt FAS 159 for their first quarter 2007 financial statements.

The new Statement allows entities to choose, at specified election dates, to measure eligible financial assets and liabilities at fair value that are not otherwise required to be measured at fair value. If a company elects the fair value option for an eligible item, changes in that item's fair value in subsequent reporting periods must be recognized in current earnings. FAS 159 also establishes presentation and disclosure requirements designed to draw comparison between entities that elect different measurement attributes for similar assets and liabilities. The management is currently evaluating the effect of this pronouncement on financial statements.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements”. This Statement amends ARB 51 to establish accounting and reporting standards for the noncontrolling (minority) interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. SFAS No. 160 is effective for the Company’s fiscal year beginning October 1, 2009. Management is currently evaluating the effect of this pronouncement on financial statements.

LOYAL BEST PROPERTY DEVELOPMENT LIMITED AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

In March 2008, the FASB issued FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities. The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. The new standard also improves transparency about the location and amounts of derivative instruments in an entity’s financial statements; how derivative instruments and related hedged items are accounted for under Statement 133; and how derivative instruments and related hedged items affect its financial position, financial performance, and cash flows. Management is currently evaluating the effect of this pronouncement on financial statements.

In December 2007, the FASB issued SFAS No. 141(R), “Business Combinations”. This Statement replaces SFAS No. 141, Business Combinations. This Statement retains the fundamental requirements in Statement 141 that the acquisition method of accounting (which Statement 141 called the purchase method) be used for all business combinations and for an acquirer to be identified for each business combination. This Statement also establishes principles and requirements for how the acquirer: a) recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree; b) recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase and c) determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. SFAS No. 141(R) will apply prospectively to business combinations for which the acquisition date is on or after Company’s fiscal year beginning October 1, 2009. While the Company has not yet evaluated this statement for the impact, if any, that SFAS No. 141(R) will have on its consolidated financial statements, the Company will be required to expense costs related to any acquisitions after September 30, 2009. The management is currently evaluating the effect of this pronouncement on financial statements.

3	Deposit

Shenyang Loyal Best was the successful bidder of the auction of four parcels of land No. D40/D41/D45/D46 located at the center area of Hunnan New Zone in the city of Shenyang (the “Project”) dated on Jan.26, 2007. Shenyang Loyal Best signed the Confirmation Letter of Auction with Shenyang Municipal Planning and Land Resources Bureau Hunnan New Zone Branch after the bid. As of June 30, 2007, Shenyang Loyal Best paid $20,242,739 as deposit of purchasing the lands.

The total purchase price of the lands are $82,572,553 (RMB624,131,164) per the confirmation letter, including two installment payments: 50% of the land cost should be paid within 30 days on the date of the confirmation letter and the rest portion should be made before June 30, 2007. If the payments could not be made on time, the successful bidder may be disqualified as the purchaser.. Shenyang Loyal Best did not fully pay the purchase amount of the land costs and the Company is in default as of June 30, 2007 per the payment term of the confirmation letter.

The Company entered into a definitive agreement with Silverstrand International Holdings Limited (“Silverstrand”) dated June 28, 2007, pursuant to which Silverstrand agreed to purchase all of the outstanding shares of Loyal Best for US$4,010,000. Silverstrand is the wholly owned subsidiary of Great China International Holding, Inc. (“Great China”), a public company in the United States. The acquisition was consummated on August 6, 2007. Shenyang Loyal Best paid additional amount of $19,797,769 for land cost and $1,907,903 for taxes. In November 2007, Silverstrand disposed the Company and its subsidiary to an unrelated party on November 2007.

In October 2007, Shenyang Loyal Best obtained permits of construction lands for the four parcels of the land and obtained official certificates of land use right for the lands No. D40/D41on December 2007.

4.	Loan from related parties

The loan from related parties at June 30, 2007 was compromised as follow:

LOYAL BEST PROPERTY DEVELOPMENT LIMITED AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

	June 30, 2007

		Unsecured, 12% annum
Loans from related parties	20,197,503	and due on demand
		Non-interest bearing,
Interest payable to related parties	140,579	unsecured and due on
		demand
Total	$ 20,338,082

5.	Income Tax

The Company is registered in Hong Kong and has operations in primarily the tax jurisdictions of the People’s Republic of China (PRC) and Hong Kong. For operation in Hong Kong, the Company has incurred net accumulated operating losses for income tax purposes The Company believes that it is more likely than not that these net accumulated operating losses will not be utilized in the future. Therefore, the Company has provided full valuation allowance for the deferred tax assets arising from the losses at these locations as of June 30, 2007. Accordingly, the Company has no net deferred tax assets.

The following is a reconciliation of the provision for income taxes at the U.S. federal income tax rate to the income taxes reflected in the Statement of Operations:

2007
Tax expense (credit) - HK	17.5%
Valuable allowance	(17.5)%
Tax expense (credit) - PRC	33%
Valuable allowance	(33)%
Tax expense at actual rate	0%

Hong Kong

As of June 30, 2007, the Company in the Hong Kong had approximately $136,846 in net operating loss carry forwards available to offset future taxable income. The deferred tax assets for the Hong Kong entities at June 30, 2007 consists mainly of net operating loss carry forwards and were fully reserved as the management believes it is more likely than not that these assets will not be realized in the future.

The following table sets forth the significant components of the net deferred tax assets for operation in Hong Kong as of June 30, 2007.

6-30-2007
Net operation loss carry forward	$ 136,846
Total deferred tax assets	23,948
Less: valuation allowance	(23,948)
Net deferred tax assets	$ --

PRC

As of June 30, 2007, the Company in the PRC had approximately $69,097 in net operating loss carry forwards available to offset future taxable income. Federal net operating losses can generally be carried forward 5 years. The deferred tax assets for the PRC entities at June 30, 2007 consists mainly of net operating loss carry forwards and were fully reserved as the management believes it is more likely than not that these assets will not be realized in the future.

LOYAL BEST PROPERTY DEVELOPMENT LIMITED AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The following table sets forth the significant components of the net deferred tax assets for operation in the PRC as of June 30, 2007.

6-30-2007
Net operation loss carry forward	$ 69,097
Total deferred tax assets	22,802
Less: valuation allowance	(22,802)
Net deferred tax assets	$ --

Aggregate net deferred tax assets

The following table sets forth the significant components of the aggregate net deferred tax assets of the Company as of June 30, 2007:

6-30-2007
Aggregate:
Total deferred tax assets	$ 46,750
Less: valuation allowance	(46,750)
Net deferred tax assets	$ --

6.	Other comprehensive income

Balances of related after-tax components comprising accumulated other comprehensive income (loss), included in stockholders’ equity, at June 30, 2007 are as follows:

June 30, 2007
Balance at January 01, 2007	--
Change in 2007	$ 272,595
Balance at June 30, 2007	272,595

7.	Going concern

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles which contemplate continuation of the company as a going concern. However, the Company has an accumulated deficit of $205,943 as of June 30, 2007 and the Company's operations do not generate sufficient cash to cover its operating costs. In view of the matters described above, recoverability of a major portion of the recorded asset amounts shown in the accompanying consolidated balance sheet is dependent upon continued operations of the company, which in turn is dependent upon the Company’s ability to raise additional capital, obtain financing and succeed in its future operations, The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management has taken certain restructuring steps to provide the necessary capital to continue its operations. These steps included: 1) Seeking out a potential buyer of the operation, and 2) Entered into discussions with Great China International Holdings to acquire the organization.

GREAT CHINA INTERNATIONAL HOLDINGS AND SUBSIDIARIES
CONSOLIDATED PRO-FORMA STATEMENT OF FINANCIAL CONDITIONS
AS OF JUNE 30, 2007

	GCIH	Loyal Best	Pro forma adjustment	Pro Forma Combined
	(Unaudited)	(Audited)
Assets
Current assets
Cash and equivalents	$2,866,409	$87,499		2,953,908
Accounts receivable, net of allowance of
$770,798 and $1,443,476 respectively	739,227	17,315		756,542
Advances to suppliers	4,868,122	--		4,868,122
Advances to employees	14,273	--		14,273
Deposits	3,274,629	20,242,739		23,517,368
Properties held for resale	9,545,386	--		9,545,386
Assets held for sale, net of impairment of
$199,542 at June 30, 2007	6,816,875	--		6,816,875
Prepaid expenses	14,658	--		14,658

Total Current Assets	28,139,579	20,347,553		48,487,132

Property & Equipment - net	48,135,933	--		48,135,933
Construction in progress	--	61,019		61,019
Goodwill			3,942,066 1)	3,942,066

Total Assets	$76,275,512	$20,408,572		100,626,150

Liabilities & Stockholders' Equity
Current Liabilities
Accounts payable and accrued expenses	$9,475,556	$2,556	4,010,000 1)	13,488,112
Deposits held	705,078	--		705,078
Advances from buyers	2,181,506	--		2,181,506
Amounts due to related companies	6,118	--		6,118
Loan from related parties	--	20,338,082		20,338,082
Taxes payable	3,354,441	--		3,354,441
Short-term loans	48,707,349	--		48,707,349
Current portion of long-term debt	664,574	--		664,574

Total Current Liabilities	65,094,622	20,340,638		89,445,260

Long term debt, net of current portion shown above	9,017,317	--		9,017,317

Stockholders' Equity
Common stock, $.001 par value 50,000,000
shares authorized, 11,782,036 issued and out-
standing at June 30, 2007 and December 31, 2006	11,783	1,282	(1,282) 1)	11,783
Additional paid in capital	4,542,308	--		4,542,308
Retained deficit	(3,088,582)	(205,943)	205,943 1)	(3,088,582)

Accumulated other comprehensive income	698,064	272,595	(272,595) 1)	698,064

Total Stockholders' Equity	2,163,573	67,934		2,163,573

Total Liabilities and Stockholders' Equity	$76,275,512	$20,408,572		100,626,150

NOTES:

1.	Elimination of equity section of Loyal Best before the acquisition and to record the purchase of Loyal Best by Great China International Holdings, Inc.

	Purchase price allocation
Total purchase price		4,010,000
Net assets of Loyal Best		67,934
Goodwill		3,942,066

PF-1

GREAT CHINA INTERNATIONAL HOLDINGS AND SUBSIDIARIES
CONSOLIDATED PRO-FORMA STATEMENTS OF OPERATIONS
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2007

	GCIH	Loyal Best	Pro forma adjustment	Pro Forma Combined
	(Unaudited)	(Audited)
Revenue
Sales	$1,624,800	$--		$1,624,800
Rental and management fee income	2,862,234	--		2,862,234

Total revenue	4,487,034	--		4,487,034

Expenses
Cost of properties sold	1,690,952	--		1,690,952
Building management expenses	1,540,908	--		1,540,908
Operating and selling expenses	73,721	--		73,721
Administrative expenses	2,194,338	74,338		2,268,676
Depreciation and amortization	1,115,243	--		1,115,243

Total expenses	6,615,162	74,338		6,689,500

Loss from operations	(2,128,128)	(74,338)		(2,202,466)

Other income (expense)
Other income	6,484,101	9,279		6,484,101
Impairment loss	(199,542)	--		(199,542)
Interest and finance costs	(1,295,259)	(140,884)		(1,295,259)

Total other income (expense)	4,989,300	(131,605)		4,989,300

Income (loss) before income taxes	2,861,172	(205,943)		2,786,834

Provision for income taxes	1,015,645	--		1,015,645

Net income (loss)	1,845,527	(205,943)		1,771,189

Other comprehensive income (loss):
Foreign currency translation adjustment	229,720	272,595		229,720

Total comprehensive income	$2,075,247	$66,652		$2,000,909

Basic and diluted net income (loss) per share	$0.16	$(21)		$0.15

Weighted average basic and diluted shares outstanding	11,782,036	10,000		11,782,036

PF-2